Supplement dated July 2, 2007

supplementing the Prospectus dated May 1, 2007

and the Statement of Additional Information dated May 1, 2007 of

Hansberger International Series

401 East Las Olas Boulevard

Suite 1700

Fort Lauderdale, Florida 33301

Telephone No. 954-522-5150

This supplement provides new and additional information beyond that contained in the Prospectus and the Statement of Additional Information (“SAI”) and should be read in conjunction with such Prospectus and SAI.

Change in Name of Distributor and Parent of Investment Adviser

Effective August 1, 2007, the name of the distributor of the Funds (the “Distributor”) will change from IXIS Asset Management Distributors, L.P. to Natixis Distributors, L.P., and all references to the Distributor in the Prospectus and SAI will change as such.

In addition, the name of the parent of the Adviser’s parent, IXIS Asset Management US Group, L.P., will change to Natixis Global Asset Management, L.P. This change will be reflected in the first paragraph following the caption “The Investment Adviser” on page 20 of the Prospectus, which is hereby restated as of August 1, 2007, to read as follows:

Hansberger Global Investors, Inc. is the Investment Adviser to the Funds. The Adviser is a wholly owned subsidiary of Hansberger Group, Inc., which is a subsidiary of Natixis Global Asset Management, L.P. (formerly, IXIS Asset Management US Group, L.P.). The Adviser, with principal offices at 401 East Las Olas Blvd., Suite 1700, Fort Lauderdale, Florida, as well as offices in Burlington (Ontario), Hong Kong, Moscow, and Mumbai, conducts a worldwide portfolio management business that provides a broad range of portfolio management services to customers in the United States and abroad. As of May 31, 2007, the Adviser had approximately $10.7 billion in assets under management. See “INVESTMENT ADVISER” in the SAI.

In addition, the first paragraph following the caption “Investment Adviser” on page 25 of the SAI is hereby restated as of August 1, 2007, to read as follows:

Hansberger Global Investors, Inc., a Delaware Corporation, is the investment adviser to each Fund. The Adviser is a wholly owned subsidiary of Hansberger Group, Inc., which is a subsidiary of Natixis Global Asset Management, L.P. (formerly, IXIS Asset Management US Group, L.P. (“IAMG”)). A brief description of the investment advisory agreement (“Advisory Agreement”) is set forth in the Prospectus under “The Investment Adviser.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

M-HN55-0707